UNITED STATES SECURITIES AND
                               EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): March 1, 2005


                       TANGER FACTORY OUTLET CENTERS, INC.
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             (Exact name of registrant as specified in its charter)



    North Carolina                        1-11986                56-1815473
-------------------------------       ---------------        ------------------
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
          Incorporation)                                       Identification
                                                                 Number)


            3200 Northline Avenue, Greensboro, North Carolina 27408
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              (Address of principal executive offices) (Zip Code)

                                 (336) 292-3010
                        ----------------------------------
              (Registrants' telephone number, including area code)

                                      N/A
                            -----------------------
         (former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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Item 2.02     Results of Operations and Financial Condition

     On March 1, 2005, Tanger Factory Outlet Centers, Inc. (the "Company") issued a press release announcing its results of operations and financial condition as of and for the quarter and year ended December 31, 2004. A copy of the Company's press release is furnished as Exhibit 99.1 to this report on Form 8-K. The information contained in this report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specified otherwise.


Item 7.01     Regulation FD Disclosure

     On March 1, 2005, the Company made publicly available certain supplemental operating and financial information for the quarter ended December 31, 2004. This supplemental operating and financial information is attached to this current report as exhibit 99.2. The information contained in this report on Form 8-K, including Exhibit 99.2, shall not be deemed "filed" with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specified otherwise.


Item 9.01     Financial Statements and Exhibits

(c) Exhibits

The following exhibits are included with this Report:

Exhibit 99.1 Press release announcing the results of operations and financial condition of the Company as of and for the quarter and year ended December 31, 2004.

Exhibit 99.2 Supplemental operating and financial information of the Company as of and for the quarter ended December 31, 2004.


SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  March 1, 2005

                                     TANGER FACTORY OUTLET CENTERS, INC.

                                     By:       /s/ Frank C. Marchisello, Jr.
                                               ---------------------------------
                                               Frank C. Marchisello, Jr.
                                               Executive Vice President,
                                               Chief Financial Officer


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                                  EXHIBIT INDEX


Exhibit No.



     99.1 Press release announcing the results of operations and financial condition of the Company as of and for the quarter and year ended December 31, 2004.

     99.2 Supplemental operating and financial information of the Company as of and for the quarter ended December 31, 2004.





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